DEMAND PROMISSORY NOTE

$1,500,000.00                                                  March 1, 2004

     FOR VALUE RECEIVED, the undersigned, DIALYSIS CORPORATION OF AMERICA, a Florida corporation (the "Borrower"), hereby promises to pay the Principal Sum (as defined below) to the order of MEDICORE, INC., a Florida corporation, or its successors and assigns (hereinafter, with any subsequent holder, the "Holder"), at its principal offices located at 2337 West 76th Street, Hialeah, Florida 33016, or at such other place or to such other party as Holder of this demand promissory note ("Note") may from time to time designate in writing, up to the maximum principal sum of One Million Five Hundred Thousand and 00/100 ($1,500,000.00) Dollars ("Maximum Sum") in accordance with this Note, together with accrued interest on the Principal Sum (as defined below)at the rate of 1 1/4% per annum in excess of the prime rate as reported by the Wall Street Journal (the "Prime Rate," which term plus 1 1/4% is referred to as the "Interest"), which Interest shall be computed daily, with Interest calculated as of the date each Advance (as defined below) is made by Holder to Borrower. Advance shall mean those funds advanced by Holder to Borrower in amounts of no less than Twenty-Five Thousand and 00/100 ($25,000.00) Dollars, upon the detailed request of Borrower solely for dialysis equipment purchases; and the Advances shall be recorded and endorsed on the "Schedule of Advances and Payments" attached to and made a part of this Note. The failure of Holder to make any such record or endorsement shall in no way detract from or add to Borrower's obligations under this Note. The Principal Sum shall mean all outstanding Advances to the date of calculation of the Principal Sum. All payments of this Note shall be made in lawful currency of the United States and in immediately available funds. If the Principal Sum due under this Note is not paid in full upon demand of Holder, Borrower agrees to pay, in addition to the Principal Sum due under this Note, all costs of collection, including reasonable attorneys' fees and expenses, whether suit is brought or not.

     Borrower shall have the right to prepay all or any part of the Principal Sum, together with all accrued Interest thereon, at any time without penalty. Upon the occurrence of Borrower's failure to pay upon demand by Holder, and during the continuance of such default, the rate of Interest accruing on the Principal Sum and accrued Interest shall be increased to a fixed rate of 5% over the Prime Rate.

     This Note is subject to the express condition that at no time shall Borrower be obligated or required to pay Interest hereunder at a rate that could subject Holder to either civil or criminal liability as a result of being in excess of the maximum lawful rate which Borrower is permitted by law to contract or agree to pay. If, by the terms of this Note, Borrower is at any time required or obligated to pay Interest at a rate in excess of such maximum lawful rate, the rate of Interest under this Note shall be deemed to be immediately reduced to such maximum lawful rate and Interest payable hereunder shall be computed at such maximum lawful rate and the portion of all prior Interest payments in excess of such maximum lawful rate shall be applied and shall be deemed to have been payments in reduction of the Principal Sum.

     Borrower waives all exemption rights, whether under any state constitution, homestead exemption or otherwise, and also waives demand, presentment for payment, notice of dishonor, protest valuation and appraisal, notice of protest, notice of dishonor, and any other notice required to be given by law in connection with the delivery, acceptance, performance, default or enforcement of this Note, and consents to all forbearance or waiver of any term hereof or release or discharge by Holder of Borrower, or the failure to act on the part of Holder or any other indulgence shown by Holder from time to time, in one or more instances (without notice to or further assent from Borrower), and Borrower agrees that no such action, failure to act or failure to exercise any right or remedy on the part of Holder shall in any way affect or impair the obligations of Borrower under this Note or be construed as a waiver by Holder of or otherwise affect any of Holder's rights under this Note.

     All agreements, covenants, representations and warranties contained in this Note or made in writing by or on behalf of Borrower in connection with the transactions contemplated hereby shall survive the execution and delivery of this Note until the Note is fully paid and performed. No termination or cancellation (regardless of cause or procedure) of this Note shall in any way affect or impair the powers, obligations, duties, rights and liabilities of the parties hereto in any way with respect to any transaction or event occurring prior to such termination or cancellation. Borrower further agrees that to the extent that Borrower makes a payment or payments to Holder, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy, insolvency or similar state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been received by Holder.

     This Note shall be governed by, and construed in accordance with, the laws of the State of Florida.

     In the event any one or more of the provisions contained in this Note shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Note and this Note shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

     This Note may not be changed orally, but only by an agreement in writing signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     Borrower represents that it has full power, authority and legal right to execute and deliver this Note and that the debt hereunder constitutes the valid and binding liability and obligation of Borrower.

     IF THIS NOTE IS NOT PAID UPON DEMAND, BORROWER IRREVOCABLY AUTHORIZES ANY CLERK OF ANY COURT OF RECORD OR ANY ATTORNEY TO ENTER IN ANY COURT OF COMPETENT JURISDICTION IN THE STATE OF FLORIDA, JUDGMENT BY CONFESSION AGAINST BORROWER AND IN FAVOR OF HOLDER OF THIS NOTE FOR THE ENTIRE AMOUNT OF THIS NOTE THEN REMAINING UNPAID (INCLUDING PRINCIPAL, ACCRUED INTEREST AND LATE CHARGES), TOGETHER WITH REASONABLE ATTORNEY'S FEES AND COURT COSTS, WITHOUT ISSUANCE OR SERVICE OF PROCESS, STAY OF EXECUTION OR RIGHT OF APPEAL, AND EXPRESSLY WAIVING THE BENEFIT OF ALL EXEMPTION LAWS (WHETHER BY STATE CONSTITUTION, HOMESTEAD EXEMPTION OR OTHERWISE) AND ALL IRREGULARITY OR ERROR IN ENTERING SAID JUDGMENT OR THE EXECUTION THEREON AND ALL RIGHTS OF APPEAL AND STAYS OF EXECUTION, AND WILL REPRESENT A DEBT JUSTLY DUE HOLDER. NO SINGLE EXERCISE OF THE FOREGOING POWER TO CONFESS JUDGMENT SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED, AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS HOLDER OF THIS NOTE SHALL ELECT, UNTIL SUCH TIME AS HOLDER OF THIS NOTE SHALL HAVE RECEIVED PAYMENT IN FULL OF ALL INDEBTEDNESS OF BORROWER TO HOLDER OF THIS NOTE UNDER THE TERMS HEREOF. THE EXECUTION OF THIS NOTE WILL BE DEEMED THE EXECUTION OF THE AFFIDAVIT OF CONFESSION OF JUDGMENT FOR ENTRY OF THE JUDGMENT WHICH HOLDER MAY ENFORCE IN ANY COURT OF COMPETENT JURISDICTION.

     BORROWER KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHTS HE MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED HEREON, OR ARISING OUT OF, OR IN CONNECTION WITH THIS NOTE.

     This Note and Borrower's obligations may not be assigned by Borrower without the prior written consent of Holder.

     This Note shall be binding upon Borrower and its successors and assigns and shall inure to the benefit of Holder and its successors and assigns.

     IN WITNESS WHEREOF, Borrower has duly executed this Note by its duly authorized officer as of the day and year first above written.

ATTEST:                            BORROWER:

                                   DIALYSIS CORPORATION OF AMERICA
/s/ Mike Rowe                         /s/ Stephen W. Everett
-----------------------------      By:-------------------------------
                                      STEPHEN W. EVERETT, CEO and President

STATE OF MARYLAND        )
                         )   SS:
COUNTY OF ANNE ARUNDEL   )

     The foregoing instrument was acknowledged before me this 1st day of March, 2004 by STEPHEN W. EVERETT, as Chief Executive Officer and President of DIALYSIS CORPORATION OF AMERICA, a Florida corporation, the individual who I am satisfied is the person mentioned in the within instrument and thereupon he acknowledged that he signed and delivered the foregoing instrument for the uses and purposes therein expressed, on behalf of the corporation.

                                     /s/ Priscilla Jackson
                                    ---------------------------------
                                    Notary Public

                   SCHEDULE OF ADVANCES AND PAYMENTS


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                       Amount of   Amount of
         Amount of     Principal    Interest    Principal      Endorsed
Date      Advance       Prepaid       Paid       Balance       By Lender
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